Exhibit 10.144

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between Protea Biosciences Group, Inc. (the “Company”), and the undersigned (the “Investor”).

WITNESSETH:

WHEREAS, in 2016, the Company conducted a private offering (the “Offering”) of 20% original issue discount unsecured convertible debentures (the “Debentures”), initially convertible into shares of the Company’s common stock par value $0.001 per share (the “Common Stock”) at a conversion price equal to $0.25, subject to adjustment (the “Conversion Price”), pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 promulgated thereunder; and

WHEREAS, the Investor purchased a $___________ Face Amount Debenture (the “Original Debenture”); and

WHEREAS, the Original Debenture has either matured or will mature within the next 60 days and the Company is unable to pay the Face Amount of the Original Debenture on its maturity date; and

WHEREAS, the Company wishes to exchange the Original Debenture for (a) an amended and restated debenture due September 30, 2017 (the “Maturity Date”) in the principal sum of $[_______________], representing the Face Amount of the Original Debenture set forth above plus $____________ of accrued interest from the _________ 2016 Original Issue Date to the date hereof (the “Principal Amount”), and in the form of Exhibit A annexed hereto and made a part hereof (the “Restated Debenture”); and (b) _________ shares of Common Stock of the Company, representing one share of Common Stock for each one dollar ($1.00) Principal Amount of the Debenture (the “Additional Common Stock”); and

WHEREAS, Investor is willing to exchange the Original Debenture for the Restated Debenture and the Additional Common Stock, all upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	EXCHANGE OF SECURITIES AND REPRESENTATIONS BY SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth, the Company hereby offers and the Investor hereby agrees to exchange the Original Debenture for the Restated Debenture and the shares of Additional Common Stock (the “Exchange Offer”).

1.2 Upon delivery by the Company of the Restated Debenture and the shares of Additional Common Stock (collectively, the “Securities”), the Investor will return to the Company the Original Debenture.

1.3 The Investor shall be entitled to retain any and all other securities of the Company, including the Warrants, issued in connection with the Original Debenture.

1.4 The Investor recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history and requires substantial funds in addition to the proceeds of this Exchange Offer; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Investor may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Investor could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; and (g) the other risks associated with the Company’s business, financial situation and this Exchange Offer set forth in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2016; a copy of which has been made available to the Investor (the “2016 Form 10-K Annual Report”).

1.5 At the time such Investor received the Original Debenture, the Investor was, and as of the date hereof it is, and on each date on which it converts the Debenture and/or exercises any Warrants such Investor will be an “accredited investor” as defined in Rule 501(a) under the Securities Act, as indicated by the Investor’s responses to the questions contained in Article VII hereof, and that the Investor is able to bear the economic risk of an investment in the Securities.

1.6 The Investor hereby acknowledges and represents that (a) the Investor has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Investor has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Investor and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Investor’s behalf; (b) the Investor recognizes the highly speculative nature of this investment; and (c) the Investor is able to bear the economic risk that the Investor hereby assumes.

1.7 The Investor hereby acknowledges receipt and careful review of this Agreement, the Debenture and all other exhibits thereto (collectively referred to as the “Transaction Documents”) and has had access to the Company’s 2016 Form 10-K Annual Report and the exhibits thereto, and has received any additional information that the Investor has requested from the Company, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company; provided, however that no investigation performed by or on behalf of the Investor shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein. except to the extent that the Investor had actual knowledge that any such representation or warranty was untrue.

1.8 In making the decision to invest in the Securities, the Investor has relied solely upon the information provided by the Company in the Transaction Documents and upon the information set forth in the 2016 Form 10-K Annual Report. To the extent necessary, the Investor has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Investor disclaims reliance on any statements made or information provided by any person or entity in the course of Investor’s consideration of an investment in the Securities other than the Transaction Documents.

1.9 The Investor hereby acknowledges that this Exchange Offer has not been reviewed by the SEC nor any state regulatory authority since this Exchange Offer is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D. The Investor understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.10 The Investor understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Investor’s investment intention and investment qualification. In this connection, the Investor hereby represents that the Investor is purchasing the Securities for the Investor’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Investor to hold the Securities for any particular length of time and the Company acknowledges that the Investor shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law. The Investor, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.11 The Investor consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the shares of Common Stock issuable upon conversion of the Debentures (the “Conversion Shares”) and the shares of Additional Common Stock (collectively with the Conversion Shares, the “Shares”) that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Investor is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities or the Shares.

1.12 The Investor hereby represents that the address of the Investor furnished by Investor on the signature page hereof is the Investor’s principal residence if Investor is an individual or its principal business address if it is a corporation or other entity.

1.13 Such Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law. Furthermore, such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

1.14 The Investor represents that the Investor has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

1.15 If the Investor is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.16 The Investor acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.17 The Investor agrees not to issue any public statement with respect to the Investor’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

1.18 The Investor will indemnify and hold harmless the Company and Laidlaw & Company (UK) Ltd, as placement agent in connection with the offering of the Original Debenture (the “Placement Agent”) and, where applicable, their respective directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing (collectively, the “Issuer Indemnified Parties”) from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Investor contained herein or in any document furnished by the Investor to the Company and/or the Placement Agent in connection herewith being untrue in any material respect or any breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or therein; and if for any reason (other than a final non-appealable judgment finding any Issuer Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Issuer Indemnified Party or insufficient to hold an Issuer Indemnified Party harmless, then the Investor shall contribute to the amount paid or payable by an Issuer Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company or the Placement agent, as applicable, on the one hand and the Investor on the other, but also the relative fault of the Issuer or the Placement Agent, as applicable, on the one hand and the Investor on the other, as well as any relevant equitable considerations; provided, however, that the Investor shall not be liable to indemnify any Issuer Indemnified Parties under this Section or to contribute to the amount paid or payable by all Issuer Indemnified Parties under this Section in an amount under both such provisions that in the aggregate exceeds the Investor’s aggregate purchase price tendered hereunder.

II.	REPRESENTATIONS OF THE COMPANY

The Company hereby represents and warrants to the Investor that:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of the Company’s subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2 Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the 2016 Form 10-K Annual Report and all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in the 2016 Form 10-K Annual Report hereto, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) neither the Company nor any Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (iii) except as set forth in the 2016 Form 10-K Annual Report there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary. Except as set forth in the 2016 Form 10-K Annual Report and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Charter Documents (as defined below) or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws. The issuance and sale of the Securities and, upon issuance, the Shares, as contemplated hereby will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than the Investor) and except as set forth in the 2016 Form 10-K Annual Report will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to Transaction Documents and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement and the Transaction Documents by the Company; and (b) authorization, sale, issuance and delivery of the Securities and upon issuance, the Shares contemplated hereby and the performance of the Company’s obligations under this Agreement and the Transaction Documents has been taken. This Agreement and the Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Transaction Documents. The Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company intends to reserve a sufficient number of Shares for issuance upon the conversion of the Debentures, free and clear of all Encumbrances, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

2.4 Representations and Warranties in the Subscription Agreement. Except as otherwise disclosed in the 2016 Form 10-K Annual Report or limited as to time, all of the other representations and warranties of the Company set forth in the subscription agreement dated _________ 2016 between the Company and the Investor in connection with the offering of the Original Debenture and Warrants (the “Subscription Agreement”) are true and correct as of the date of this Exchange Agreement and are hereby deemed to be incorporated herein by this reference.

III.	COVENANTS OF THE COMPANY

3.1 Transfer Restrictions.

(a)           The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, to the Company or to an affiliate of a Investor or in connection with, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, and shall have the rights of a Investor under this Agreement.

(b)          The Investor agrees to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Securities, including the Shares, substantially in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)          The Investor understands that prior to September 2, 2011, the Company was a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Securities and the Shares) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 unless at the time of a proposed sale pursuant to Rule 144 the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As a result, the restrictive legends on certificates for the Securities or the Shares cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

(d)          Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel, at the Company’s expense, to issue a legal opinion to the Company’s transfer agent promptly (but in no event later than the requisite share delivery date set forth in the Debenture and the Warrants) if required by the Company’s transfer to effect the removal of the legend hereunder.

3.2 Listing of Securities. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other trading market, it will include in such application the Shares, and will take such other action as is necessary or desirable to cause the Shares to be listed on such other trading market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a trading market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the trading market.

3.3 Reservation of Shares. The Company shall at all times while the Debenture, the Additional Common Stock and the Warrants issued to the Holder pursuant to the Subscription Agreement are outstanding maintain a reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of the Shares.

3.4 Replacement of Securities. If any certificate or instrument evidencing any Securities or the Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

3.5 Furnishing of Information. Until the time that no Investor owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Investor owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

3.6 Securities Laws; Publicity. Unless otherwise required by applicable law, the Company shall, by 8:30 a.m. (New York City time) on the fourth trading day immediately following the first and last Closings hereunder, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto to the extent required by law. The Company shall not publicly disclose the name of Investor, or include the name of any Investor in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Investor, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the SEC and (b) to the extent such disclosure is required by law, in which case the Company shall provide the Investor with prior notice of such disclosure permitted under this clause (b).

3.7 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon request of the Investor. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Investor at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Investor.

3.8 Equal Treatment of Investors. No consideration (including any modification of any Transaction Document) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.

3.9 Indemnification.

(a)           The Company agrees to indemnify and hold harmless the Investor, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Investor Indemnified Parties”) from and against any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company, in each case contained in this Agreement or any of the other Transaction Documents; and will promptly reimburse the Investor Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Investor Indemnified Party is a formal party to any such Proceeding.

(b)           If for any reason (other than a final non-appealable judgment finding any Investor Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Investor Indemnified Party or insufficient to hold an Investor Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by a Investor Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Investor on the other, but also the relative fault of the Company or the Placement Agent, as applicable, on the one hand and the Investor on the other, as well as any relevant equitable considerations.

(c)           Notwithstanding the foregoing, the Company shall not be liable to indemnify any Investor Indemnified Parties under Section 3.9(a) or to contribute to the amount paid or payable by all Investor Indemnified Parties under Section 3.9(b) in an amount under both such Sections that in the aggregate exceeds the Investor’s aggregate purchase price tendered hereunder.

3.10 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

IV.	MISCELLANEOUS

4.1 Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or by electronic communication at or prior to 5:30 p.m. (New York City time) on a day in which the New York Stock Exchange is open for trading (a “Trading Day”), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic communication on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be addressed as follows:

if to the Company, to it at:

Protea Biosciences Group, Inc.

1311 Pineview Drive, Suite 501

Morgantown, WV 26505

Attn: Stephen C. Turner, CEO

if to the Investor, to the Investor’s address indicated on the signature page of this Agreement.

4.2 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor (other than by merger). Investor may assign any or all of its rights under this Agreement to any person to whom Investor assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents

4.4 The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.5 Upon the execution and delivery of this Agreement by the Investor and the Company, this Agreement shall become a binding obligation of the Investor with respect to the purchase of Securities as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Investor and to reject any subscription, in whole or in part, provided the Company returns to Investor any funds paid by Investor with respect to such rejected subscription or portion thereof, without interest or deduction.

4.6 All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

4.7 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

4.8 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

4.9 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.10 The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

4.11 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.12 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

4.13 In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

4.14 Acknowledgment Regarding Investor’s Trading Activity. The Company further understands and acknowledges that (a) Investor may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Shares deliverable with respect to Securities are being determined, and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

PROTEA BIOSCIENCES GROUP, INC.

SIGNATURE PAGE TO

EXCHANGE AGREEMENT

AGGREGATE FACE AMOUNT OF THE DEBENTURE = $_________

AGGREGATE PURCHASE PRICE OF THE DEBENTURE = $_________ (the “Purchase Price”, or 80% of the Aggregate Face Amount of the Debenture being purchased) (NOTE: to be completed by the Purchaser)

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____________________________	______________________________
Print Name(s)	Social Security Number(s)
___________________________	______________________________
Print Name(s)	Social Security Number(s)
___________________________	______________________________
Signature of Purchaser	Signature of Co-Purchaser (if applicable):

Address:
____________________________	______________________________
____________________________	Date
____________________________

_________________________________________________________________________

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________	______________________________
____________________________	Federal Taxpayer
Name of Partnership,	Identification Number
Corporation, Limited
Liability Company or Trust

By:_________________________	______________________________
Name:	State of Organization
Title:

Address:

___________________________	______________________________
__________________________	Date
__________________________

AGREED AND ACCEPTED:

PROTEA BIOSCIENCES GROUP, INC.

By:	__________________________	_______________________________
	Name:	Date
Title:

FORM OF INVESTOR QUESTIONNAIRE

PROTEA BIOSCIENCES GROUP, INC.

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

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Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______	The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

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PROTEA BIOSCIENCES GROUP, INC.

Investor Questionnaire

(Must be completed by Purchaser)

Section A - Individual Purchaser Information

EXACT Purchaser Name(s) in which securities are to be issued: ________________________________________________________________________

Individual executing Profile or Trustee:
_______________________________________________________________________

Social Security Numbers / Federal I.D. Number:
________________________________________________________________________

Date of Birth: _________________ Marital Status: _________________

Joint Party Date of Birth:_________________

Investment Experience (Years): ___________

Annual Income: _________________

Net Worth: ________________

Home Street Address:
________________________________________________________________________

Home City, State & Zip Code:
________________________________________________________________________

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer: ________________________________________________________________________

Employer Street Address:
________________________________________________________________________

Employer City, State & Zip Code:
________________________________________________________________________

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business:
________________________________________________________________________

LAIDLAW Account Executive / Outside Broker/Dealer:
_______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

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Section B – Entity Purchaser Information

EXACT Purchaser Name(s) in which securities are to be issued:
________________________________________________________________________

Authorized Individual executing Profile or Trustee:
_______________________________________________________________________

Social Security Numbers / Federal I.D. Number:
________________________________________________________________________

Investment Experience (Years): ___________

Net Worth: ________________

Was the Trust formed for the specific purpose of purchasing the Securities?

☐ Yes ☐ No

Principal Purpose (Trust)______________________________________

Type of Business: ________________________________________________________

Street Address: ________________________________________________________________________

City, State & Zip Code: ________________________________________________________________________

Phone: ________________________ Fax: ________________________

Email: __________________________

Laidlaw Account Executive / Outside Broker/Dealer:

_______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

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Securities Delivery Instructions

Please deliver my securities to the below address:

______________________________________

______________________________________

______________________________________

______________________________________

Purchaser Signature(s) _______________________________________	Date_______________

Joint Purchaser Signature (if applicable): ________________________	Date_______________

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